UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4985
                                   ----------

                         TEMPLETON EMERGING MARKETS FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                                                                 AUGUST 31, 2003





[GRAPHIC OMITTED]

ANNUAL REPORT AND SHAREHOLDER INFORMATION                          INTERNATIONAL



                                    TEMPLETON
                              EMERGING MARKETS FUND

[BACKGROUND GRAPHIC OMITTED]

[FRANKLIN TEMPLETON LOGO OMITTED]

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST



MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[Building Art omitted]

Not part of the annual report

                                           Contents

Important Notice to Shareholders .........    1

ANNUAL REPORT

Templeton Emerging Markets Fund ..........    2

Performance Summary ......................    6

Financial Highlights &
Statement of Investments .................    7

Financial Statements .....................   14

Notes to Financial Statements ............   17

Independent Auditors' Report .............   21

Tax Designation ..........................   22

Annual Meeting of Shareholders ...........   23

Dividend Reinvestment and Cash
Purchase Plan ............................   24

Board Members and Officers ...............   26

Proxy Voting Policies and Procedures .....   32

--------------------------------------------------------------------------------

Annual Report


Templeton Emerging Markets Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.




[GRAPHIC OMITTED]
[Bar Chart omitted]


GEOGRAPHIC DISTRIBUTION
8/31/03

Asia                           52.2%
Europe                         18.0%
Latin America                  14.8%
Middle East & Africa           13.5%
Australia                       0.5%
Short-Term Investments
& Other Net Assets              1.0%


We are pleased to bring you Templeton Emerging Market Fund's annual report for the fiscal year ended August 31, 2003.


PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Emerging Markets Fund delivered cumulative total returns of +50.83% based on market price and +25.88% based on net asset value, as shown in the Performance Summary on page 6. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index posted a 29.27% cumulative total return for the same period.1


ECONOMIC AND MARKET OVERVIEW

During the first half of the Fund's fiscal year, most markets experienced losses as concerns over the attacks in Afghanistan and high oil prices rattled investor confidence. As military action spread to Iraq, investors stayed on the sidelines. However, a quicker-than-expected resolution to the Iraq conflict helped allay some market concerns and emerging markets rebounded by period-end. The emerging markets asset class outperformed U.S., European and Japanese markets during the reporting period.

Asian markets did not benefit from the end of the Iraq war as the region struggled with a severe acute respiratory syndrome (SARS) outbreak. Travel to the region, particularly to Hong Kong, China and Taiwan, was negatively impacted. South- east Asian nations such as Thailand, Singapore and Indonesia were also affected. Thus, travel-related industries suffered as passenger travel declined and hotel occupancy rates fell. Market reaction to the outbreak seemed disproportionate to its



1. Source: Standard & Poor's Micropal. The unmanaged MSCI Emerging Markets Free Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in emerging markets globally. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 8.



2  |  Annual Report
economic impact, with panic-selling exerting pressure on Asian markets. However, as health authorities brought the virus' spread under control, bargain investors returned in search of oversold stocks, allowing regional markets to rebound and end the period with an increase.

Eastern European markets rose as prospective candidates successfully passed referendums for accession into the European Union (EU) next year. Domestic matters dominated Latin American news. Brazilian President Lula's popularity contributed to a new wave of investor confidence and Brazil's market ended the period with gains. However, political tensions in Venezuela and lack of reform in Argentina hurt their markets.


INVESTMENT STRATEGY

Our investment strategy employs a "bottom-up," value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we generally look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.


MANAGER'S DISCUSSION

During the year under review, we repositioned the Fund's Asian exposure by making selective purchases in Taiwan and Singapore, and reducing holdings in Thailand and Indonesia. We made key investments in Taiwanese technology companies as signs of a recovering global technology sector appeared. Examples included Sunplus Technology, Taiwan's third-largest fabless (a business model concentrating on design and marketing while outsourcing production) consumer and multimedia integrated circuit company; and D-Link, the largest networking manufacturer outside the U.S. In Singapore, we increased our exposure to Singapore Airlines as the company's stock fell primarily due to the SARS outbreak. We also initiated a position in DBS Group Holdings, one of southeast Asia's largest and one of the world's top 100 banking groups.

In Latin America, we eliminated the Fund's exposure to Peru as we sold Credicorp due to its higher valuation relative to regional peers. We increased our Petroleo Brasileiro (Petrobras) holdings because of its proven reserves and strong production



TOP 10 COUNTRIES
Based on Equity Investments
8/31/03

-------------------------------------------------
                                      % OF TOTAL
                                      NET ASSETS
-------------------------------------------------
  South Africa                             13.3%
-------------------------------------------------
  South Korea                              13.2%
-------------------------------------------------
  Taiwan                                   11.2%
-------------------------------------------------
  Brazil                                    7.6%
-------------------------------------------------
  Singapore                                 6.8%
-------------------------------------------------
  Hong Kong                                 6.6%
-------------------------------------------------
  Mexico                                    6.3%
-------------------------------------------------
  China                                     5.4%
-------------------------------------------------
  Turkey                                    4.7%
-------------------------------------------------
  India                                     3.6%
-------------------------------------------------


TOP 10 EQUITY HOLDINGS
8/31/03

-------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
-------------------------------------------------
  Anglo American PLC                        4.3%
   METALS & MINING, SOUTH AFRICA
-------------------------------------------------
  SABMiller PLC                             2.5%
   BEVERAGES, SOUTH AFRICA
-------------------------------------------------
  Hyundai Motor Co. Ltd.                    2.4%
   AUTOMOBILES, SOUTH KOREA
-------------------------------------------------
  Lukoil Holdings, ADR                      2.1%
   OIL & GAS, RUSSIA
-------------------------------------------------
  Petroleo Brasileiro SA, ADR, pfd.         2.0%
   OIL & GAS, BRAZIL
-------------------------------------------------
  Kimberly Clark de Mexico SA de CV, A      2.0%
   Household Products, Mexico
-------------------------------------------------
  Telefonos de Mexico SA de CV (Telmex),
  L, ADR                                    1.7%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   MEXICO
-------------------------------------------------
  Banco Bradesco SA, ADR, pfd.              1.7%
   COMMERCIAL BANKS, BRAZIL
-------------------------------------------------
  Tupras-Turkiye Petrol Rafineleri AS       1.7%
   OIL & GAS, TURKEY
-------------------------------------------------
  Polski Koncern Naftowy Orlen SA           1.6%
   OIL & GAS, POLAND
-------------------------------------------------

                                                             Annual Report  |  3
growth rates, increasing the Fund's Brazilian weighting. With the accession of 10 central and eastern European countries into the EU formally approved for next year, we searched for attractive stocks that could benefit from this integration. Thus, the Fund increased several holdings in Hungary, Croatia and Greece. Elsewhere in Europe, we realized gains on selective holdings in Turkey and Russia following these markets' positive performances during the period.

The Fund's country weightings influenced performance. Our overweighted positions in China and Turkey relative to the MSCI Emerging Markets Free Index benefited the Fund. The Fund's underweighted position in Malaysia also contributed to Fund performance. However, our overweighted positions in Hong Kong and underweighted positions in Israel and Russia negatively impacted the Fund. Anticipating the potential for a recovery, we bought several Hong Kong stocks when share prices fell due to SARS. We remained cautious about Israel due to continued instability in the Middle East region, and we found few potential Russian investments because of poor liquidity and expensive valuations.

By industry, the Fund's holdings in financials, industrials and energy sectors yielded the greatest contribution relative to the MSCI Emerging Markets Free Index during the period. Financial companies that performed well included Brazil's Banco Bradesco and Turkey's Akbank. We continued to favor these banks due to their appealing valuations. In the industrials sector, India's Grasim (sold by period-end) and South Africa's Barloworld generated positive performance. Among India's top three cement manufacturers, Grasim benefited from solid market share. Barloworld's attractiveness stemmed from its successful internationalization drive and strong cash flow. Brazil's Petrobras and Turkey's Tupras-Turkiye Petrol Rafineleri led performance in energy. Tupras enjoys dominant market share in Turkey's energy sector. Conversely, the health care, materials and utilities sectors underperformed.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets securities involve heightened risks related to the same factors in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections.


4  |  Annual Report

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

[Photo Omitted]

/s/ Mark Mobius

Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Emerging Markets Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                             Annual Report  |  5

Performance Summary as of 8/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.



PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
                                                 CHANGE     8/31/03     8/31/02
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                          +$2.06     $10.82      $8.76
--------------------------------------------------------------------------------
  Market Price (NYSE)                            +$3.84     $11.84      $8.00
--------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/02-8/31/03)
--------------------------------------------------------------------------------
  Dividend Income                    $0.1499
--------------------------------------------------------------------------------


PERFORMANCE

--------------------------------------------------------------------------------
                                                  1-YEAR      5-YEAR    10-YEAR
--------------------------------------------------------------------------------
  Cumulative Total Return1
--------------------------------------------------------------------------------
     Based on change in NAV                      +25.88%     +59.98%    +66.84%
--------------------------------------------------------------------------------
     Based on change in market price             +50.83%    +106.73%    +45.65%
--------------------------------------------------------------------------------
  Average Annual Total Return1
--------------------------------------------------------------------------------
     Based on change in NAV                      +25.88%      +9.85%     +5.25%
--------------------------------------------------------------------------------
     Based on change in market price             +50.83%     +15.64%     +3.83%
--------------------------------------------------------------------------------

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, PLEASE CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.


ENDNOTES

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


6  |  Past performance does not guarantee future results.  |  Annual Report

Templeton Emerging Markets Fund

FINANCIAL HIGHLIGHTS


                                                                  ------------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                                      2003         2002       2001        2000        1999
                                                                  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................       $8.76        $8.86       $11.44       $11.60       $10.85
                                                                  ------------------------------------------------------------

Income from investment operations:
 Net investment income a .....................................         .18          .15          .12          .13          .13
 Net realized and unrealized gains (losses) ..................        2.03         (.14)       (2.60)        (.16)        5.17
                                                                  ------------------------------------------------------------

Total from investment operations .............................        2.21          .01        (2.48)        (.03)        5.30
                                                                  ------------------------------------------------------------
Less distributions from:
 Net investment income .......................................        (.15)        (.11)        (.10)        (.10)        (.29)
 Net realized gains ..........................................          --           --           --         (.03)       (4.26)
                                                                  ------------------------------------------------------------
Total distributions ..........................................        (.15)        (.11)        (.10)        (.13)       (4.55)
                                                                  ------------------------------------------------------------
Net asset value, end of year .................................      $10.82        $8.76        $8.86       $11.44       $11.60
                                                                  ------------------------------------------------------------
Market value, end of year b ..................................     $11.840       $8.000       $8.350       $9.313      $12.250
                                                                  ============================================================
Total return (based on market value per share) ...............      50.83%      (2.82)%      (9.17)%     (23.10)%       99.91%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................    $191,076     $154,640     $156,378     $201,965     $204,804
Ratios to average net assets:
 Expenses ....................................................       1.84%        1.64%        1.67%        1.68%        1.63%
 Net investment income .......................................       1.94%        1.67%        1.28%        1.09%        1.18%
Portfolio turnover rate ......................................      48.69%       65.13%       63.64%       81.66%       45.00%


aBased on average weighted shares outstanding.
bBased on the last sale on the New York Stock Exchange.


                      Annual Report  |  See notes to financial statements.  |  7

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2003


---------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 94.0%
   ARGENTINA .9%
a  Molinos Rio de la Plata SA, B ...............                Food Products                     160,152     $    241,452
a  Quilmes Industrial SA, ADR, B ...............                  Beverages                        26,435          325,150
   Tenaris SA ..................................         Energy Equipment & Services                4,000           10,282
   Tenaris SA, ADR .............................         Energy Equipment & Services               47,449        1,197,138
                                                                                                              ------------
                                                                                                                 1,774,022
                                                                                                              ------------

   AUSTRALIA .5%
   BHP Billiton PLC ............................               Metals & Mining                    145,500          964,707
                                                                                                              ------------

   AUSTRIA 2.7%
a  Bank Austria Credititanstalt ................               Capital Markets                     44,500        1,355,769
   OMV AG ......................................                  Oil & Gas                        26,708        3,137,823
   Wienerberger AG .............................              Building Products                    33,484          637,822
                                                                                                              ------------
                                                                                                                 5,131,414
                                                                                                              ------------

   BRAZIL 2.7%
   Centrais Eletricas Brasileiras SA
    (Non Taxable) ..............................             Electric Utilities                 5,300,000           39,378
   Centrais Eletricas Brasileiras SA (Taxable) .             Electric Utilities                74,218,000          551,434
   Embraer-Empresa Brasileira de Aeronautica SA,
    ADR ........................................             Aerospace & Defense                   93,769        1,911,950
   Souza Cruz SA ...............................                   Tobacco                        156,400        1,243,911
   Ultrapar Participacoes SA, ADR ..............                Gas Utilities                      12,800          120,320
   Unibanco Uniao de Bancos Brasileiros SA,
    GDR ........................................              Commercial Banks                     63,952        1,231,076
                                                                                                              ------------
                                                                                                                 5,098,069
                                                                                                              ------------

   CHINA 5.4%
   Beijing Enterprises Holdings Ltd. ...........          Industrial Conglomerates                576,000          572,355
   China Merchants Holdings (International) Co.
    Ltd. .......................................          Industrial Conglomerates              1,023,000        1,141,134
   China Mobile (Hong Kong) Ltd. ...............     Wireless Telecommunication Services          555,500        1,428,039
   China Petroleum & Chemical Corp., H .........                  Oil & Gas                     6,290,000        1,915,384
a  China Resources Cement ......................          Industrial Conglomerates                166,200           51,675
   China Telecom Corp. Ltd. ....................   Diversified Telecommunication Services       2,318,000          638,989
   People's Food Holdings Ltd. .................          Food & Staples Retailing                383,000          216,310
   PetroChina Co. Ltd., H ......................                  Oil & Gas                     5,114,000        1,786,771
   Qingling Motors Co. Ltd., H .................                 Automobiles                      162,000           26,587
   Shandong Intl Power Development Co. Ltd. ....             Electric Utilities                   886,000          258,438
   Shanghai Industrial Holdings Ltd. ...........          Industrial Conglomerates                558,000          930,078
   TCL International Holdings Inc. .............             Household Durables                 2,824,000          823,735
   Travelsky Technology Ltd., H ................                 IT Services                      643,000          552,367
   Yanzhou Coal Mining Co. Ltd., H .............               Metals & Mining                     20,000           11,924
                                                                                                              ------------
                                                                                                                10,353,786
                                                                                                              ------------

   CROATIA .9%
   Pliva D D, GDR, Reg S .......................               Pharmaceuticals                    116,800        1,737,984
                                                                                                              ------------

   CZECH REPUBLIC .4%
   CEZ AS ......................................             Electric Utilities                   175,500          801,455
                                                                                                              ------------


8  |  Annual Report

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   DENMARK .8%
   Carlsberg AS, B .............................                  Beverages                        36,280     $  1,448,314
                                                                                                              ------------

   EGYPT .2%
   Commercial International Bank Ltd. ..........              Commercial Banks                     74,688          467,559
                                                                                                              ------------

   GREECE 1.1%
   Coca-Cola Hellenic Bottling Co., SA .........                  Beverages                        49,794          950,144
   Hellenic Telecommunications Organization SA
    (OTE) ......................................   Diversified Telecommunication Services          95,590        1,101,957
                                                                                                              ------------
                                                                                                                 2,052,101
                                                                                                              ------------

   HONG KONG 6.6%
   Cheung Kong Holdings Ltd. ...................                 Real Estate                      195,000        1,512,626
   Cheung Kong Infrastructure Holdings Ltd. ....           Construction Materials                 288,000          596,357
   China Resources Enterprise Ltd. .............                Distributors                    1,664,000        1,610,801
   China Travel International Investment Hong
    Kong Ltd. ..................................        Hotels Restaurants & Leisure            3,860,000          737,421
   Citic Pacific Ltd. ..........................          Industrial Conglomerates              1,204,000        2,469,949
   Cofco International Ltd. ....................                Food Products                     774,000          327,489
   Dairy Farm International Holdings Ltd. ......          Food & Staples Retailing                319,300          431,055
   Giordano International Ltd. .................              Specialty Retail                  1,380,000          575,048
   Hang Lung Group Ltd. ........................                 Real Estate                      822,000          843,147
   Henderson Investment Ltd. ...................                 Real Estate                    1,380,000        1,442,043
   Hengan International Group Co. Ltd. .........             Household Products                    58,000           25,284
a  Hopewell Highway Infrastructure Ltd, wts.,
    8/05/2006 ..................................        Transportation Infrastructure              14,300            1,375
   Hopewell Holdings Ltd. ......................        Transportation Infrastructure             314,000          356,299
   MTR Corp. Ltd. ..............................                 Road & Rail                      677,998          851,915
   Ngai Lik Industrial Holding Ltd. ............             Household Durables                   646,000          223,634
a  Tack Fat Group International Ltd. ...........              Specialty Retail                  2,516,000          287,106
   Tingyi (Cayman Islands) Holding Corp. .......                Food Products                   1,690,000          316,360
a  VTech Holdings Ltd. .........................          Communications Equipment                 15,000           18,848
                                                                                                              ------------
                                                                                                                12,626,757
                                                                                                              ------------

   HUNGARY 3.0%
   Egis RT .....................................               Pharmaceuticals                     21,079          758,141
   Gedeon Richter Ltd. .........................               Pharmaceuticals                     25,820        2,198,008
   Matav RT ....................................   Diversified Telecommunication Services          93,239          352,811
   MOL Magyar Olaj-Es Gazipari RT ..............                  Oil & Gas                        96,780        2,385,103
                                                                                                              ------------
                                                                                                                 5,694,063
                                                                                                              ------------

   INDIA 3.6%
   Container Corp. of India Ltd. ...............                 Road & Rail                       41,862          376,247
   Dr. Reddy's Laboratories Ltd. ...............               Pharmaceuticals                      2,400           60,346
   Hero Honda Motors Ltd. ......................                 Automobiles                      140,800          892,440
   ICICI Bank Ltd. .............................              Commercial Banks                     71,830          281,271
   ITC Ltd. ....................................                   Tobacco                         65,701        1,193,052
   Mahanagar Telephone Nigam Ltd. ..............   Diversified Telecommunication Services         808,205        2,169,494
a  Maruti Udyog Ltd. ...........................                 Automobiles                      103,120          529,660


                                                             Annual Report  |  9

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INDIA (CONT.)
   Satyam Computers Services Ltd. ..............                 IT Services                      234,300     $  1,158,211
   Videsh Sanchar Nigam Ltd. ...................   Diversified Telecommunication Services          54,344          143,210
                                                                                                              ------------
                                                                                                                 6,803,931
                                                                                                              ------------

   INDONESIA 2.4%
   PT Gudang Garam TBK .........................                   Tobacco                      1,056,000        1,144,985
   PT Indosat (Persero) TBK ....................   Diversified Telecommunication Services       1,440,500        1,375,139
   PT Telekomunikasi Indonesia TBK, B ..........   Diversified Telecommunication Services       3,954,530        2,132,230
                                                                                                              ------------
                                                                                                                 4,652,354
                                                                                                              ------------

   MALAYSIA .2%
   Tanjong PLC .................................        Hotels Restaurants & Leisure               25,000           65,460
   YTL Power International Bhd. ................             Electric Utilities                   254,700          218,506
                                                                                                              ------------
                                                                                                                   283,966
                                                                                                              ------------

   MEXICO 6.3%
   Cemex SA ....................................           Construction Materials                 361,060        1,793,355
   Fomento Economico Mexicano SA de CV Femsa,
    ADR ........................................                  Beverages                        29,220        1,081,140
a  Grupo Bimbo SA de CV, A .....................                Food Products                      13,300           19,987
   Grupo Carso SA de CV ........................          Industrial Conglomerates                354,000        1,058,823
   Grupo Continental SA ........................                  Beverages                         3,000            4,299
   Grupo Televisa SA de CV, ADR ................                    Media                          26,200          982,500
   Kimberly Clark de Mexico SA de CV, A ........             Household Products                 1,627,200        3,760,863
   Telefonos de Mexico SA de CV (Telmex), L,
    ADR ........................................   Diversified Telecommunication Services         109,122        3,307,488
                                                                                                              ------------
                                                                                                                12,008,455
                                                                                                              ------------

   PHILIPPINES 1.1%
   San Miguel Corp., B .........................                  Beverages                     1,766,090        2,024,080
                                                                                                              ------------

   POLAND 2.0%
a  BRE Bank SA .................................              Commercial Banks                      2,700           76,773
   Polski Koncern Naftowy Orlen SA .............                  Oil & Gas                       506,532        3,148,259
   Telekomunikacja Polska SA ...................   Diversified Telecommunication Services         141,900          594,516
                                                                                                              ------------
                                                                                                                 3,819,548
                                                                                                              ------------

   RUSSIA 2.3%
   Lukoil Holdings, ADR ........................                  Oil & Gas                        51,299        4,011,582
a  Sun Interbrew Ltd., B, GDR, Reg S ...........                  Beverages                        49,600          235,600
   Yuzhnaya Telecommunication Co. ..............   Diversified Telecommunication Services       2,532,500          225,392
                                                                                                              ------------
                                                                                                                 4,472,574
                                                                                                              ------------

   SINGAPORE 6.8%
   City Developments Ltd. ......................                 Real Estate                      320,000          931,029
   Comfortdelgro Corp. Ltd. ....................                 Road & Rail                    1,338,000          622,095
   DBS Group Holdings Ltd. .....................              Commercial Banks                    189,000        1,358,549
   Fraser & Neave Ltd. .........................                  Beverages                       512,630        2,851,356
   Keppel Corp. Ltd. ...........................          Industrial Conglomerates                937,000        2,806,349
   MobileOne (Asia) Ltd. .......................     Wireless Telecommunication Services          346,000          272,394


10  |  Annual Report

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SINGAPORE (CONT.)
   Singapore Airlines Ltd. .....................                  Airlines                        444,000     $  2,836,899
   Singapore Press Holdings Ltd. ...............                    Media                          12,000          128,016
   Singapore Telecommunications Ltd. ...........   Diversified Telecommunication Services       1,232,000        1,194,820
                                                                                                              ------------
                                                                                                                13,001,507
                                                                                                              ------------

   SOUTH AFRICA 13.3%
   Anglo American PLC ..........................               Metals & Mining                    434,503        8,153,600
   Barloworld Ltd. .............................          Industrial Conglomerates                348,344        2,808,613
   Imperial Holdings Ltd. ......................           Air Freight & Logistics                160,333        1,285,070
   Investec Ltd. ...............................               Capital Markets                      4,886           61,325
   Investec PLC ................................              Commercial Banks                     12,183          153,243
   Nampak Ltd. .................................           Containers & Packaging                 146,300          260,865
   Old Mutual PLC ..............................                  Insurance                     1,425,960        2,165,296
   Remgro Ltd. .................................          Industrial Conglomerates                364,700        3,035,021
   Reunert Ltd. ................................     Electronic Equipment & Instruments            98,000          237,312
   SABMiller PLC ...............................                  Beverages                       648,548        4,853,050
   Sasol Ltd. ..................................                  Oil & Gas                       179,300        2,079,195
   Tongaat-Hulett Group Ltd. ...................                Food Products                      65,970          319,500
                                                                                                              ------------
                                                                                                                25,412,090
                                                                                                              ------------

   SOUTH KOREA 13.2%
   CJ Corp. ....................................                Food Products                      33,500        1,478,464
   Hite Brewery Co., Ltd. ......................                  Beverages                        15,710          892,000
   Hotel Shilla Co. ............................        Hotels Restaurants & Leisure               34,910          158,217
   Hyundai Development Co. .....................         Construction & Engineering               190,590        1,514,044
   Hyundai Motor Co. Ltd. ......................                 Automobiles                      136,200        4,531,330
   Kangwon Land Inc. ...........................        Hotels Restaurants & Leisure               26,641        2,991,389
   Kookmin Bank ................................              Commercial Banks                      2,480           90,402
   Korea Electric Power Corp. ..................             Electric Utilities                   158,622        2,598,264
   Korea Gas Corp. .............................                Gas Utilities                      67,430        1,505,121
   KT Corp. ....................................   Diversified Telecommunication Services          34,650        1,318,950
   LG Household & Health Care Ltd. .............             Household Products                    37,570          926,296
   POSCO .......................................               Metals & Mining                     18,840        2,222,584
   Samsung Corp. ...............................      Trading Companies & Distributors             51,440          371,093
   Samsung Fine Chemicals ......................                  Chemicals                       109,500        1,547,358
   Samsung Heavy Industries Co. Ltd. ...........                  Machinery                       369,240        1,607,640
   SK Corp. ....................................                  Oil & Gas                        84,090        1,191,855
   SK Telecom Co. Ltd. .........................     Wireless Telecommunication Services            1,250          213,240
                                                                                                              ------------
                                                                                                                25,158,247
                                                                                                              ------------

   SWITZERLAND .1%
a  Compagnie Financiere Richemont AG, Dep.
    shs. .......................................       Textiles Apparel & Luxury Goods             50,000           95,839
                                                                                                              ------------

   TAIWAN 11.2%
   Advantech Co. Ltd. ..........................           Computers & Peripherals                329,052          534,644
   Asustek Computer Inc. .......................           Computers & Peripherals                920,250        2,478,570


                                                            Annual Report  |  11

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TAIWAN (CONT.)
   Avision Inc. ................................           Computers & Peripherals                318,573     $    258,343
a  Benq Corp. ..................................           Computers & Peripherals                345,000          510,056
   Chinatrust Financial Holding Co. Ltd. .......              Commercial Banks                  1,030,540          838,720
a  D-Link Corp. ................................          Communications Equipment              1,791,000        1,919,041
   Delta Electronics Inc. ......................     Electronic Equipment & Instruments         1,342,552        1,768,688
   Elan Microelectronics Corp. .................                  Software                      1,286,000        1,178,400
   Elite Semiconductor Memory Technology Inc. ..            Electrical Equipment                  125,440          330,511
   International Bank of Taipei ................              Commercial Banks                    166,150           77,827
   Kinpo Electronics Inc. ......................             Office Electronics                   597,300          367,214
a  Lite-on Technology ..........................           Computers & Peripherals              1,480,000        1,676,796
   Mega Financial Holding Co. Ltd. .............              Commercial Banks                  1,956,661          950,892
   Phoenixtec Power Co. Ltd. ...................            Electrical Equipment                  741,990          868,892
a  President Chain Store Corp. .................          Food & Staples Retailing                 44,000           58,095
   Sinopac Holdings ............................              Commercial Banks                  3,640,302        1,444,057
   Sunplus Technology Co. Ltd. .................  Semiconductors & Semiconductor Equipment      1,800,300        2,872,427
   Taiwan Cellular Corp. .......................     Wireless Telecommunication Services        2,441,372        1,751,087
a  Tatung Co. Ltd ..............................            Electrical Equipment                  348,000           97,804
   Tsann Kuen Enterprise Co. Ltd. ..............             Household Durables                   304,000          433,421
   UNI-President Enterprises Corp. .............                Food Products                   1,192,350          408,411
   Yuanta Core Pacific Securities Co. ..........       Diversified Financial Services           1,133,000          641,876
                                                                                                              ------------
                                                                                                                21,465,772
                                                                                                              ------------

   THAILAND 1.6%
   Banpu Public Co. Ltd., fgn. .................               Metals & Mining                     15,000           20,626
   Delta Electronics (Thailand) Public Co.
    Ltd., fgn. .................................     Electronic Equipment & Instruments           184,000          139,937
   Hana Microelectronics Co. Ltd., fgn. ........     Electronic Equipment & Instruments           142,700          338,952
   National Finance Public Co. Ltd., fgn. ......              Consumer Finance                    829,200          296,647
   PTT Exploration & Production Public Co. Ltd.,
    fgn. .......................................                  Oil & Gas                       526,100        2,022,969
   PTT Public Co. Ltd., fgn. ...................                  Oil & Gas                       160,200          284,609
a  Telecomasia Corp. Public Co. Ltd.,              Diversified Telecommunication Services
    purch. rts. ................................                                                  246,818               --
a  Tisco Finance, fgn. .........................              Consumer Finance                     20,000           14,845
                                                                                                              ------------
                                                                                                                 3,118,585
                                                                                                              ------------

   TURKEY 4.7%
   Akbank ......................................              Commercial Banks                814,994,852        2,529,157
   Arcelik AS, Br. .............................             Household Durables               664,654,650        2,299,679
   Migros Turk T.A.S. ..........................          Food & Staples Retailing             90,830,000          978,444
   Tupras-Turkiye Petrol Rafineleri AS .........                  Oil & Gas                   398,551,470        3,241,296
                                                                                                              ------------
                                                                                                                 9,048,576
                                                                                                              ------------
   TOTAL COMMON STOCKS (COST $152,938,963)......                                                               179,515,755
                                                                                                              ------------


12  |  Annual Report

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS 5.0%
   BRAZIL 5.0%
   Banco Bradesco SA, ADR, pfd. ................              Commercial Banks                    151,017     $  3,242,335
   Cia Vale do Rio Doce, A, ADR, pfd. ..........               Metals & Mining                     66,477        2,268,860
   Duratex SA, pfd. ............................              Building Products                 5,206,910          110,785
   Metalurgica Gerdau SA, pfd. .................               Metals & Mining                      2,500           37,521
   Petroleo Brasileiro SA, ADR, pfd. ...........                  Oil & Gas                       187,064        3,816,106
                                                                                                              ------------
   TOTAL PREFERRED STOCKS (COST $8,522,573).....                                                                 9,475,607
                                                                                                              ------------

   SHORT TERM INVESTMENTS (COST $1,008,805) .5%
b  Franklin Institutional Fiduciary Trust Money
    Market Portfolio ...........................                                                1,008,805        1,008,805
                                                                                                              ------------
   TOTAL INVESTMENTS (COST $162,470,341) 99.5%..                                                               190,000,167
   OTHER ASSETS, LESS LIABILITIES .5%...........                                                                 1,075,615
                                                                                                              ------------
   NET ASSETS 100.0%............................                                                              $191,075,782
                                                                                                              ============


aNon-income producing.
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.


                     Annual Report  |  See notes to financial statements.  |  13

Templeton Emerging Markets Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2003

Assets:
 Investments in securities:
  Cost..........................................................................   $162,470,341
                                                                                   ------------
  Value.........................................................................    190,000,167
 Cash...........................................................................        623,079
 Foreign currency, at value (cost $284,501).....................................        283,911
 Receivables:
  Investment securities sold....................................................        248,182
  Dividends and interest........................................................        949,609
                                                                                   ------------
      Total assets..............................................................    192,104,948
                                                                                   ------------
Liabilities:
 Payables:
  Investment securities purchased...............................................        194,396
  Affiliates....................................................................        220,998
 Deferred tax liability (Note 1f)...............................................        466,749
 Other liabilities .............................................................        147,023
                                                                                   ------------
      Total liabilities.........................................................      1,029,166
                                                                                   ------------
Net assets, at value............................................................   $191,075,782
                                                                                   ------------
Net assets consist of:
 Undistributed net investment income............................................   $  2,171,570
 Net unrealized appreciation (depreciation).....................................     27,055,365
 Accumulated net realized gain (loss)...........................................    (42,944,964)
 Capital shares.................................................................    204,793,811
                                                                                   ------------
Net assets, at value............................................................   $191,075,782
                                                                                   ------------
Net asset value per share ($191,075,782 / 17,656,437 shares outstanding)........         $10.82
                                                                                   ------------


14  |  See notes to financial statements.  |  Annual Report

Templeton Emerging Markets Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2003

Investment income:
 (net of foreign taxes of $627,452)
 Dividends .....................................................................    $ 6,013,223
 Interest ......................................................................          2,171
                                                                                    -----------
      Total investment income ..................................................      6,015,394
Expenses:
 Management fees (Note 3) ......................................................      1,975,332
 Administrative fees (Note 3) ..................................................        238,964
 Transfer agent fees ...........................................................        192,200
 Custodian fees ................................................................        168,500
 Reports to shareholders .......................................................         24,400
 Registration and filing fees ..................................................         39,600
 Professional fees .............................................................        249,100
 Directors' fees and expenses ..................................................         34,400
 Other .........................................................................          9,300
                                                                                    -----------
      Total expenses ...........................................................      2,931,796
                                                                                    -----------
           Net investment income ...............................................      3,083,598
                                                                                    -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $407,519) ...............................       (724,599)
  Foreign currency transactions ................................................       (315,547)
                                                                                    -----------
      Net realized gain (loss) .................................................     (1,040,146)
 Net unrealized appreciation (depreciation) on:
  Investments ..................................................................     37,433,271
  Deferred taxes (Note 1f) .....................................................       (466,749)
  Translation of assets and liabilities denominated in foreign currencies ......         72,126
                                                                                    -----------
      Net unrealized appreciation (depreciation) ...............................     37,038,648
                                                                                    -----------
Net realized and unrealized gain (loss) ........................................     35,998,502
                                                                                    -----------
Net increase (decrease) in net assets resulting from operations ................    $39,082,100
                                                                                    -----------


                     Annual Report  |  See notes to financial statements.  |  15

Templeton Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2003 and 2002

                                                                                            ------------------------------
                                                                                                2003              2002
                                                                                            ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................................     $  3,083,598      $  2,665,289
  Net realized gain (loss) from investments and foreign currency transactions .........       (1,040,146)       (9,790,317)
  Net unrealized appreciation (depreciation) on investments, deferred taxes, and
    translation of assets and liabilities denominated in foreign currencies ...........       37,038,648         7,282,087
                                                                                            ------------------------------
      Net increase (decrease) in net assets resulting from operations .................       39,082,100           157,059
Distributions to shareholders from net investment income ..............................       (2,646,700)       (1,894,536)
                                                                                            ------------------------------
      Net increase (decrease) in net assets ...........................................       36,435,400        (1,737,477)
Net assets:
 Beginning of year ....................................................................      154,640,382       156,377,859
                                                                                            ------------------------------
 End of year                                                                                $191,075,782      $154,640,382
                                                                                            ==============================
Undistributed net investment income included in net assets:
 End of year ..........................................................................     $  2,171,570      $  2,105,527
                                                                                            ==============================


16  |  See notes to financial statements.  |  Annual Report

Templeton Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (the Fund, formerly Templeton Emerging Markets Fund, Inc.) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. Effective November 1, 2002, the Fund was reorganized from a Maryland corporation into a Delaware statutory trust. The reorganization had no effect on shares of the Fund or its investment portfolio. The Fund seeks long-term capital appreciation by investing mainly in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.


                                                            Annual Report  |  17

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. DEFERRED TAXES

Deferred taxes are recorded for estimated tax liabilities inherent in each Fund's portfolio securities which may arise from subsequent sales of those securities and corresponding asset repatriations from countries that impose such taxes.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL SHARES

On November 29, 2000, the Board of Trustees of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At August 31, 2003, there were 30 million shares authorized ($0.01 par value). During the year ended August 31, 2003 and the year ended August 31, 2002, there were no share repurchase transactions.


18  |  Annual Report

Templeton Emerging Markets Fund

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the Fund's average daily net assets. The Fund pays an administrative fee monthly to FT Services at an annual rate of 0.15% per year of the Fund's average daily net assets.


4. INCOME TAXES

At August 31, 2003, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $164,623,254
                                                            ------------
Unrealized appreciation .................................     33,840,466
Unrealized depreciation .................................     (8,463,553)
                                                            ------------
Net unrealized appreciation (depreciation) ..............   $ 25,376,913
                                                            ============

Distributable earnings - ordinary income ................   $  3,740,345
                                                            ============


The tax character of distributions paid during the years ended August 31, 2003 and 2002, was as follows:

                                         -------------------------
                                            2003           2002
                                         -------------------------
Distributions paid from:
 Ordinary income .....................   $2,646,700     $1,894,536


Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales and losses realized subsequent to October 31 on the sale of foreign currencies.


                                                            Annual Report  |  19

Templeton Emerging Markets Fund

4. INCOME TAXES (CONTINUED)

At August 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
  2008 ..................................................    $ 1,056,614
  2009 ..................................................      2,373,131
  2010 ..................................................     30,608,800
  2011 ..................................................      7,846,360
                                                             -----------
                                                             $41,884,905
                                                             ===========


At August 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2002 of $270,525. For tax purposes, such losses will be reflected in the year ending August 31, 2004.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2003 aggregated $79,500,243 and $75,458,881, respectively.


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $55,207 of dividend income from investment in the Sweep Money Fund for the year ended August 31, 2003.


20  |  Annual Report

Templeton Emerging Markets Fund

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Fund (the "Fund," formerly Templeton Emerging Markets Fund, Inc.) at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 3, 2003


                                                            Annual Report  |  21

Templeton Emerging Markets Fund

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates up to a maximum of $3,020,329 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2003. In January 2004 shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2003, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on November 6, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders.

-----------------------------------------------------------------------
                                   FOREIGN TAX        FOREIGN SOURCE
  COUNTRY                         PAID PER SHARE      INCOME PER SHARE
-----------------------------------------------------------------------

Austria ........................      0.0014               0.0053
Brazil .........................      0.0047               0.0240
Chile ..........................      0.0002               0.0004
China ..........................      0.0000               0.0091
Croatia ........................      0.0000               0.0008
Czech Republic .................      0.0002               0.0010
Egypt ..........................      0.0000               0.0013
Greece .........................      0.0000               0.0029
Hong Kong ......................      0.0000               0.0273
Hungary ........................      0.0006               0.0022
India ..........................      0.0126               0.0101
Indonesia ......................      0.0033               0.0129
Israel .........................      0.0000               0.0002
Luxembourg .....................      0.0000               0.0015
Malaysia .......................      0.0006               0.0013
Mexico .........................      0.0000               0.0139
Philippines ....................      0.0006               0.0013
Poland .........................      0.0002               0.0007
Portugal .......................      0.0000               0.0001
Russia .........................      0.0013               0.0053
Singapore ......................      0.0029               0.0129
South Africa ...................      0.0015               0.0360
South Korea ....................      0.0089               0.0314
Taiwan .........................      0.0067               0.0142
Thailand .......................      0.0010               0.0061
Turkey .........................      0.0000               0.0087
United Kingdom .................      0.0000               0.0003
                                  -------------------------------------
TOTAL ..........................     $0.0467              $0.2312
                                  =====================================

In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.


22  |  Annual Report

Templeton Emerging Markets Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 28, 2003


The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 28, 2003. The purpose of the meeting was to elect three Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of three (3) Trustees:

--------------------------------------------------------------------------------------------------------
                                            % OF          % OF                      % OF       % OF
                                         OUTSTANDING      VOTED                  OUTSTANDING   VOTED
  TERM EXPIRING 2006             FOR       SHARES        SHARES      WITHHELD      SHARES     SHARES
--------------------------------------------------------------------------------------------------------
  Betty P. Krahmer ........  14,764,434     83.62%       96.87%      476,722        2.70%      3.13%
  Gordon S. Macklin .......  14,748,640     83.53%       96.77%      492,516        2.79%      3.23%
  Fred R. Millsaps ........  14,749,862     83.54%       96.78%      491,294        2.78%      3.22%

* Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                            Annual Report  |  23

Templeton Emerging Markets Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Bank, N.A. (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Fund. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.


24  |  Annual Report

Templeton Emerging Markets Fund




TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com




SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at http://www.melloninvestor.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                            Annual Report  |  25

Board Members and Officers


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)           Trustee        Since 1992        142                      Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                    company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (59)          Trustee        Since 1999        17                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Atlantic Equipment & Power Ltd.; Chairman, Ventures Resources Corporation (Vice Chairman 1996-2003); Vice Chairman,
 Caribbean Utilities Co. Ltd.; Director and President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services
 Corporation (Chairman until 2002); and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)        Trustee        Since 1992        143                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 ANDREW H. HINES, JR. (80)       Trustee        Since 1990        28                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-Residence, Eckerd College (1991-2002); Chairman and Director,
 Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurants, Inc. (1994-1997); and Chairman of the Board and
 Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------


26  |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (51)           Trustee        Since 1996        92                       Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                    (exploration and refining of oil and
 Suite 2100                                                                                gas); Hercules Incorporated (chemicals,
 Fort Lauderdale, FL 33394-3091                                                            fibers and resins); Beverly Enterprises,
                                                                                           Inc. (health care); H.J. Heinz Company
                                                                                           (processed foods and allied products);
                                                                                           RTI International Metals, Inc.
                                                                                           (manufacture and distribution of
                                                                                           titanium); and Canadian National Railway
                                                                                           (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER (74)           Trustee        Since 1990        21                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)          Trustee        Since 1993        142                      Director, White Mountains Insurance
 500 East Broward Blvd.                                                                    Group, Ltd. (holding company); Martek
 Suite 2100                                                                                Biosciences Corporation; MedImmune, Inc.
 Fort Lauderdale, FL 33394-3091                                                            (biotechnology); Overstock.com (Internet
                                                                                           services); and Spacehab, Inc. (aerospace
                                                                                           services); and FORMERLY, Director, MCI
                                                                                           Communication Corporation (subsequently
                                                                                           known as MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (74)           Trustee        Since 1990        28                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------


                                                            Annual Report  |  27

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (71)            Trustee         Since May 2003    17                       Director, Becton, Dickinson and Co.
 500 East Broward Blvd.                                                                    (medical technology); White Mountains
 Suite 2100                                                                                Insurance Group Ltd. (holding company);
 Fort Lauderdale, FL 33394-3091                                                            and Amerada Hess Corporation (exploration
                                                                                           and refining of oil and gas).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY, Chairman
 of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS   Trustee         Since 1999        17                       None
 (49)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (73)       Trustee         Since 1993        21                       Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                    (exploration and refining of oil and
 Suite 2100                                                                                gas); and C2, Inc. (operating and
 Fort Lauderdale, FL 33394-3091                                                            investment business); and FORMERLY,
                                                                                           Director, H.J. Heinz Company (processed
                                                                                           foods and allied products) (1987-1988;
                                                                                           1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC
 and Darby Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin
 Templeton Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
 Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (58)         Trustee and     Trustee since     38                       None
 One Franklin Parkway           Vice President  1992 and Vice
 San Mateo, CA 94403-1906                       President since
                                                1996
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


28  |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (70)     Trustee,         Trustee and       142                      None
 One Franklin Parkway          Chairman of      Chairman of the
 San Mateo, CA 94403-1906      the Board and    Board since 1995
                               Vice President   and Vice
                                                President since
                                                1992
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
 President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JEFFERY A. EVERETT (39)       Vice President   Since 2001        Not Applicable           None
 PO Box N-7759
 Lyford Cay,
 Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)       Vice President   Since 1989        Not Applicable           None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
 Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating
 Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
 Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory
 Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)         Senior Vice      Since 2002        Not Applicable           None
 500 East Broward Blvd.        President and
 Suite 2100                    Chief
 Fort Lauderdale, FL           Executive
 33394-3091                    Officer -
                               Finance and
                               Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)            Vice President   Since 2000        Not Applicable           None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                            Annual Report  |  29

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (55)         Vice President   Vice President    Not Applicable           None
 One Franklin Parkway          and Secretary    since 2000 and
 San Mateo, CA 94403-1906                       Secretary since
                                                1996
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President and Deputy General Counsel, Franklin Resources, Inc.; Secretary
 and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Mutual Advisers, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the
 Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (63)   Vice President   Since 1996        Not Applicable           None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (63)              Vice President   Since 1994        Not Applicable           None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)        Vice President   Since 2002        Not Applicable           Director, FTI Banque, Arch Chemicals,
 600 Fifth Avenue              - AML                                                       Inc. and Lingnan Foundation
 Rockefeller Center            Compliance
 New York, NY 10048-0772
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARK MOBIUS (67)              President and    President since   Not Applicable           None
 17th Floor, The Chater House  Chief            1987 and Chief
 8 Connaught Road              Executive        Executive
 Central                       Officer -        Officer -
 Hong Kong                     Investment       Investment
                               Management       Management
                                                since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
 President and Director, Templeton Global Advisors Limited; officer of six of the investment companies in Franklin Templeton
 Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY,
 President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
 Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------


30  |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BRUCE S. ROSENBERG (41)       Treasurer and    Treasurer since   Not Applicable           None
 500 East Broward Blvd.        Chief Financial  2000 and Chief
 Suite 2100                    Officer          Financial Officer
 Fort Lauderdale, FL 33394-3091                 since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)        Vice President   Since 2000        Not Applicable           None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser. Harmon E. Burns is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources and Templeton Global Advisors Limited. On August 4, 2003, Resources announced that it had signed a definitive agreement under which it will acquire all of Darby Overseas Investments, Ltd. (Darby Investments) and the remaining portion not currently owned by Resources of Darby Overseas Partners, L.P. (Darby Partners). Mr. Brady will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT
ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


                                                            Annual Report  |  31

[Franklin Templeton logo omitted]

100 Fountain Parkway
P.O Box 33030
St. Petersburg, FL 33733-8030




ANNUAL REPORT AND SHAREHOLDER INFORMATION
TEMPLETON EMERGING
MARKETS FUND


AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon.com

FUND INFORMATION
1-800/342-5236



Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TLEMF A2003 10/03




ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER.

(C) N/A

(D) N/A

(F) PURSUANT TO ITEM 10(A), THE REGISTRANT IS ATTACHING AS AN EXHIBIT A COPY OF ITS CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS FINANCIAL AND ACCOUNTING OFFICER.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) THE REGISTRANT HAS AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE FRED R. MILLSAPS AND FRANK A. OLSON, WHO ARE "INDEPENDENT" AS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager, Templeton Asset Management, Ltd., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trsutees, ISS or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTOR. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004

ITEM 9. CONTROLS AND PROCEDURES.


(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS

(A) CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND BRUCE S. ROSENBERG, CHIEF FINANCIAL OFFICER

(B(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND BRUCE S. ROSENBERG, CHIEF FINANCIAL OFFICER

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 31, 2003


By /s/BRUCE S. ROSENBERG
Chief Financial Officer
Date  October 31, 2003